                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                             SCHEDULE 14A

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(A) of the Securities
             Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                  HYDRO ENVIRONMENTAL RESOURCES, INC.
           ------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

               HYDRO ENVIRONMENTAL RESOURCES, INC.

                          June 18, 2001

To Our Shareholders:

     We would like to thank you for supporting our company throughout the growing and developing stages. After many months of changing conditions, we are pleased to announce that the Company is on a very positive track and settled in our new corporate offices in Las Vegas, Nevada, where we feel the time for better days has come.

     After several press releases, we have had a flood of inquiries about the technology and its potential markets. Excitement is rising as well, because a new vista for potential end user unfolds. The Company was advised by the Nevada Energy Commission that they could see a market for 300,000 units coupled to a 300-watt fuel cell in the State of Nevada alone. Negotiations are continuing with several groups in various niche markets, which should, if successfully concluded, be greatly profitable for the Company.

     HERI is expecting to move at a more rapid pace. We have had many inquiries involving not only power plants, but various residential and industrial companies, as well as a major automotive company showing interest in our revolutionary and unique technology. We have had numerous inquiries from several shareholders in regards to their investment. While we cannot advise you in this regard, we do want to stress the importance of allowing the Company to grow and ask that you to have faith and allow your investment to grow along with HERI. We would also like to request that you consider all the potential of the product, have confidence in our dedicated team, and stay true to the initial belief in the Company.

     After many years of growing pains (Research and Development), the company is looking forward to finally generating revenues.

     You are cordially invited to attend the Annual Meeting of Shareholders to be held on June 29, 2001, at 10:00 a.m. PDT, at 5725 South Valley View Blvd, Suite 3, Las Vegas, Nevada 89118. Enclosed with this letter is a Notice of Annual Meeting together with a Proxy Statement which contains information with respect to the proposals to be voted. We believe that the proposals discussed in the Proxy Statement are very important to the company and its shareholders. It is very important that your shares be voted, and we hope that you will be able to attend the Annual Meeting. In either case, we urge you to execute and return the enclosed form of proxy as soon as possible, whether or not you expect to attend the Annual Meeting in person.

                                   Sincerely,
                                   /s/ Jack H. Wynn
                                   Jack H. Wynn
                                   President


    5725 S. VALLEY VIEW BLVD., STE. 3 ? LAS VEGAS, NV ? 89118
             PHONE: 702-597-9070 ? FAX: 702-597-0947

                  HYDRO ENVIRONMENTAL RESOURCES, INC.
                  5725 S. Valley View Blvd., Suite 3
                        Las Vegas, Nevada 89118

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD JUNE 29, 2001

TO THE STOCKHOLDERS OF HYDRO ENVIRONMENTAL, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Hydro Environmental Resources, Inc., an Oklahoma corporation (the "Company"), will be held at 10:00 a.m. PDT, on Friday, June 29, 2001, at 5725 S. Valley View Blvd., Suite 3, Las Vegas, Nevada 89118, for the following purposes:

     1. To elect the directors of the Company to serve for a one year term;

     2. To approve the reincorporation of Hydro Environmental Resources, Inc. in the State of Nevada;

     3. To ratify the selection of Cordovano and Harvey, P.C., as independent public accountants of the Company for the 2001 fiscal year; and

     4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on June 7, 2001 as the record date for the determination of stockholders entitled to notice and to vote at this Annual Meeting and at any adjournment or postponement thereof.


                                   By Order of the Board of Directors,

                                   /s/ Jack H. Wynn
                                   Jack Wynn, President

Las Vegas, Nevada
June 18, 2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY. FURTHERMORE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                  HYDRO ENVIRONMENTAL RESOURCES, INC.
                  5725 S. Valley View Blvd., Suite 3
                        Las Vegas, Nevada 89118

                            PROXY STATEMENT
                  FOR ANNUAL MEETING OF STOCKHOLDERS
                             JUNE 29, 2001


            INFORMATION CONCERNING SOLICITATION AND VOTING

General
-------

The enclosed proxy is solicited on behalf of the Board of Directors of Hydro Environmental Resources, Inc., an Oklahoma corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 29, 2001, at 10:00 a.m. PDT (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 5725 S. Valley View Blvd., Suite 3, Las Vegas, Nevada 89118 in Las Vegas, Nevada. The Company intends to mail this proxy statement and accompanying proxy card on or about June 18, 2001 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares
------------------------------------

Only holders of record of shares of the Company's Common Stock at the close of business on June 7, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on June 7, 2001, the Company had outstanding and entitled to vote 34,055,078 shares of Common Stock. Each holder of record of the Company's Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards establishment of the required quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies
-----------------------

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office at 5725 S. Valley View Blvd., Suite 3, Las Vegas, Nevada 89118, Attention: Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Please note, however, that attendance at the meeting will not by itself revoke a proxy. Furthermore, if the shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in the stockholder's name.

Solicitation
------------

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.


                VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following table sets forth certain information known to the Company with respect to the beneficial ownership of its common stock as of June 5, 2001, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each named executive officer, and (iv) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

     Name and Address of           Amount of              Percent of
     Beneficial Owner (1)          Ownership (2)          Class (3)
     --------------------          -------------          ----------

     Jack H. Wynn                   7,600,000               22.3%
     Julio P. Focaracci (4)           213,200                 *
     John L. Wheeler                     0                    -
     Lane Austin                      217,000                 *
     Drew Sakson                      300,000                 *

     Officers and directors as
     a Group (5 persons)            8,330,200               24.5%

* constitutes less than one 1 percent (1%) of all issued and outstanding shares of Common Stock.

------------------

(1) Unless otherwise indicated, the address of each beneficial owner is that of the Company.

(2) Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after June 7, 2001, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person.

(3) Based on an aggregate of 34,055,078 shares of Company's Common Stock issued and outstanding as of June 7, 2001.

(4) Mr. Focaracci directly owns 100,000 shares and owns as joint tenant with his wife 8,200 shares. His wife owns 105,000 shares, therefore, Mr. Focaracci is deemed to be the beneficial owner of these shares.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2000, all of the Company's directors and officers and all of the persons known to the Company to own more than ten percent (10%) of the Company's Common Stock, either failed to file, on a timely basis, or have yet to file the required beneficial ownership reports with the SEC.

Compensation of Directors and Executive Officers
------------------------------------------------

None of the Company's officers and/or directors receive any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. They have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until the Company has generated revenues from operations. As of the date of this proxy statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

                              PROPOSAL 1
                         ELECTION OF DIRECTORS

As provided in the By-Laws of the Company, the Board of Directors has nominated a slate of candidates for election to the Board of Directors for a term of one year and until his successor has been elected and qualified. The By-Laws also provide that the Board of Directors shall have the right at any time during the ensuing year to increase the number of directors and to elect such directors by a majority vote. The Board has no standing committees of any kind.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that these nominees will be unable to serve.
                                  3

                    Nominees Standing for Election
                    ------------------------------

The following nominees are standing for election to serve as members of the Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Name                      Age       Position                      Director Since
----                      ---       --------                      --------------

Jack H. Wynn              71        President and Director        November 1998

Julio P. Focaracci        47        Secretary, Treasurer          December 15, 2000
                                    and Director

John L. Wheeler           59        Director                      December 15, 2000

Drew Sakson               42        Director                      December 15, 2000

Lane J. Austin            53        Director                      April 2001

Set forth below is biographical information for each person nominated to serve in office for a one-year term expiring at the 2002 Annual Meeting.

Jack H. Wynn
------------

Mr. Wynn was the sole officer and a director of the Company from its inception in November 1998 until December 2000. Mr. Wynn helped the Company raise funds for research and development as well as developing a present marketing plan and was instrumental in taking the Company public. He also is currently the owner of North Bay Corporate Services Firm in Hayward, California which he founded in 1998. Prior to founding Hydro Environmental Resources, Inc., from 1980 to 1983, Mr. Wynn was Chairman of the Board of Scanner Energy, an Oklahoma leasing and oil production corporation with leases in numerous states. From 1984 to 1989, Mr. Wynn formed and operated the Oklahoma Transfer and Registrar Corporation, which was later transferred to San Francisco, California as Securities Transfer Pacifica Corporation. During his years as owner and manager, the company contracted and transferred shares for over 60 public corporations. While at the company, Mr. Wynn developed a state of the art computer system used by many transfer agents today. During this time, he was also instrumental in the development and growth of Power Train corporation, a company which successfully developed the hydraulic power system used in heavy industry today. From 1972 to 1980, Mr. Wynn was a partner with Scholen, Wynn & Associates, a securities and insurance brokerage firm. Mr. Wynn has over twenty years experience in the life insurance industry, including ten years with Occidental Life Insurance.

Julio P. Focaracci
------------------

Mr. Focaracci was appointed as the Company's Secretary and Treasurer on April 7, 2001. Mr. Focaracci brings to the Company over 20 years experience in engineering, manufacturing, project management, quality and package development. From 1998 to present, Mr. Focaracci has been the Senior Manufacturing Engineer for Applied Biosystems in Foster City, California. From 1996 to 1998, Mr. Focaracci was the Quality and Process Manager for Xerox Corporation, Digital Desktop Division in Palo Alto, California. He provided team facilitation for new products and provided project management training. Mr. Focaracci has a Masters of

Business and Administration from St. Mary's Collage in Moraga,
California, and a Bachelor of Science degree in Engr. Tech/Mechanical Engr. From Cal Poly State University in San Luis Obispo, California.

John L. Wheeler
---------------

Mr. Wheeler has been qualified as an attorney at law in Australia since 1965. He started private practice in 1970. Since forming his own practice, he has been involved in many notable cases, which have been groundbreaking legal precedents throughout the years. He has on numerous occasions been asked to advise the government or opposition on proposed legislation. He has practiced in commercial law and has advised on public company acquisitions and mergers domestically and internationally. Currently he is involved in assisting in the development of public corporations specializing in new technology.
Mr. Wheeler was the foundation president of the Big Brother Big Sister movement in Australia and held that position for 10 years. He has been a member of other charities, including Boys Town Queensland, Pregnancy Help and Centrecare.

Drew Sakson
-----------

Since 1987, Mr. Sakson has owned and operated Drew Sakson Management, the largest retail sub-prime mortgage lender in western Colorado. The company closes in excess of 15 million dollars of loans annually and has recently expended its sales into conventional and non-conventional borrowers. They also owned and operate several million dollars worth of real estate, including a hotel in Rifle and a condominium in Aspen, Colorado. From October 1987 to September 1993, Mr. Sakson owned and operated several hotels on the South Miami Beach, Florida. He sold his interest in the South Beach real estate in August 1993. In Miami he was instrumental in the development of Viatical settlement financing and served on the Board of Directors of American Life Resources, the company that created the concept of purchasing life insurance policies from the terminally ill. From 1993 to 1995 he served on the board of directors of CAPX, a publicly traded corporation, which later became known as Autolend, the third largest financing company for cars at auctions to dealers in the United States.

Lane J. Austin
--------------

From October 1997 to present, Mr. Austin has been self-employed as a consultant providing corporate manufacturing, quality and operations consulting services to technology companies. He reports to executive management defining, developing, documenting and implementing complete corporate business strategies from order receipt to delivery of products to customers. From January 1994 to October 1997, Mr. Austin was the Senior Corporate Quality Manager for Quicklogic. He developed, implemented and directed all corporate quality activities for Field Progammable Gate Array (FPGA) products and PCB programmer assemblies. He was responsible for staffing, managing and budgeting Quality activities. Additional responsibilities included extensive customer presentations, and resolution of customer quality issues. Mr. Austin has a Bachelor of Arts degree in Experimental Psychology from California State University at Hayward and has his ISO9000 Lead Assessor Certification.

The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.
Abstentions and broker non-votes will have the same effect as a vote against this Proposal 1.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    IN FAVOR OF THE NAMED NOMINEES

                              PROPOSAL 2
        THE REDOMICILE OF THE COMPANY'S PLACE OF INCORPORATION
                        FROM OKLAHOMA TO NEVADA

                             INTRODUCTION

For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Oklahoma to Nevada (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Agreement and Plan of Merger (the "Merger Agreement") described below. Under the Merger Agreement, the Company will be merged with and into its newly formed Nevada subsidiary, Hydro Environmental Resources, Inc., ("Hydro Nevada"). Hydro Nevada is a wholly-owned subsidiary of the Company recently incorporated in Nevada solely for the purpose of effecting the Reincorporation. Hydro Nevada currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and Hydro Nevada will continue to operate the Company's business under the name "Hydro Environmental Resources, Inc."

At the Annual Meeting, the shareholders of the Company (the
"Shareholders") will be asked to consider and vote upon the Reincorporation as outlined in the Merger Agreement by and between Hydro Nevada and Hydro Oklahoma, attached as Exhibit A. For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders. Shareholder approval of the Reincorporation will constitute approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of the company.

                    REASONS FOR THE REINCORPORATION

The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years, Nevada has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Company.

                              THE MERGER

After the Reincorporation is effected by the Merger Agreement, Hydro Nevada will emerge as the surviving corporation. The terms and conditions of the Merger are set forth in the Merger Agreement attached as an exhibit to this Proxy Statement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Merger, Hydro Nevada will continue to exist in its present form under the name "Hydro Environmental Resources, Inc.", and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, assets or liabilities of the Company. By operation of law, Hydro Nevada will succeed to all of the assets and assume all of the liabilities of the Company.

The Board of Directors of Hydro Nevada will be comprised of the persons elected to the Company's Board of Directors at the Annual Meeting. The Hydro Nevada Board of Directors will be of one class, and shall serve for a term of one year commencing upon election subsequent to the Reincorporation. It is anticipated that the directors of Hydro Nevada will elect as officers of Hydro Nevada the same persons who are elected as officers of the Company following the Annual Meeting.

After the Merger, the rights of shareholders and the Company's corporate affairs will be governed by the Nevada Revised Statutes (the "NRS") and by the Articles of Incorporation and bylaws of Hydro Nevada, instead of the Oklahoma General Corporation Act (the "OGCA") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Nevada and Oklahoma Corporate Law and Charter Documents." A copy of the Articles of Incorporation of Hydro Nevada (the "Nevada Articles") are included as Exhibit C to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Hydro Nevada (the "Nevada Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 5725 S. Valley View Blvd., Suite 3, Las Vegas, Nevada 89118. Telephone (702) 597-9070.

Upon the effectiveness of the Merger, each share of common stock of the Company issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of Hydro Nevada. Shareholders will receive one share of common stock and one share of Series A Preferred Stock of Hydro Nevada for every five (5) shares of Hydro Oklahoma. There are no shares of common stock or Series A Preferred Stock of Hydro Nevada issued and outstanding.

The change in domicile by corporate merger will not materially affect the proportionate equity interest in the Company of any shareholder or the relative rights, preferences, privileges or priorities of any such stockholder. Upon completion of the merger, each five (5) shares of Hydro Oklahoma common stock will be exchanged for one share of the new Nevada corporation's common stock and one share of its Series A Preferred Stock. The stock issued in the change of domicile merger transaction will be fully paid and non-assessable. All shares will have the same par value of $0.001 per share. The common shares will have voting rights and other rights as presently possessed by our shareholders. The preferred stock will carry no voting rights, will have a liquidation premium of $1.00 per share, and will not pay dividends at this time.

Consummation of the Merger is subject to the approval of the Company's shareholders. The affirmative vote, a majority of all votes entitled to be cast, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Merger. The Merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.

        FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Reincorporation of the Company pursuant to the Merger Agreement will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the Common Stock (a "Holder") will not recognize gain or loss in respect of Holder's Common Stock as a result of the Reincorporation. The Holder's basis in a share of Hydro Nevada will be the same as Holder's basis in five (5) of the corresponding shares of the Company held immediately prior to the Reincorporation. The Holder's holding period in a share of Hydro Nevada will include the period during which Holder held the corresponding five
(5) shares of the Company, provided Holder held the corresponding five
(5) shares as a capital asset at the time of the Reincorporation.

In addition, neither the Company nor Hydro Nevada will recognize gain or loss as a result of the Reincorporation, and Hydro Nevada will generally succeed, without adjustment, to the tax attributes of the Company. Nevada has no corporate income tax, no taxes on corporate shares, no franchise tax, no personal income tax, no I.R.S. information sharing agreement, nominal annual fees, minimal reporting and disclosure requirements, and shareholders are not public record.

The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

                      SECURITIES ACT CONSEQUENCES

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Hydro Nevada will not be required.

            DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital in Oklahoma consists of 50,000,000 shares of Common Stock, $0.001 par value and 5,000,000 shares of Preferred Stock, $0.001 par value. As of June 7, 2001 there were
34,055,078 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. The holders of Common Stock are entitled to vote on all matters to come before a vote of the shareholders of the Company.

      COMPARISON OF SHAREHOLDER RIGHTS UNDER NEVADA AND OKLAHOMA
                  CORPORATE LAW AND CHARTER DOCUMENTS

GENERAL. Subject to shareholder approval prior to the effective time (the "Effective Time") of the Reincorporation, the Company will change its domicile to Nevada and shall thereafter be governed by the Nevada Revised Statues ("NRS") and by the Nevada Articles and the Nevada Bylaws (together, the "Nevada Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Nevada of Articles of Merger in Nevada, the Company will become Hydro Environmental Resources, Inc., a Nevada Corporation, ("Hydro Nevada") and each five
(5) outstanding shares of Company Common Stock will be deemed for all purposes to evidence ownership of, and to represent, one (1) share of Hydro Nevada Common Stock.

The Nevada Charter Documents effectively replace the Company's current Articles of Incorporation, as amended ("Oklahoma Articles") and the Oklahoma Bylaws (together, the "Oklahoma Charter Documents") including providing officers, directors and agents of Hydro Nevada with certain indemnification rights in addition to those currently provided for the Company.

If the Reincorporation is consummated, holders of Common Stock will become holders of Nevada Common Stock, which will result in their rights as shareholders being governed by the laws of the State of Nevada. In addition, their rights as shareholders will be governed by the Nevada Charter Documents. It is not practical to describe all of the differences between the Nevada Articles and the Oklahoma Articles and the Nevada Bylaws and the Oklahoma Bylaws or all of the differences between the laws of the States of Nevada and Oklahoma. The following is a summary of some of the significant rights of the shareholders under Oklahoma and Nevada law and under the Oklahoma and Nevada Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

                       AUTHORIZED CAPITAL STOCK

The following discussion is qualified in its entirety by reference to the Nevada Charter Documents. The authorized capital stock of Hydro Nevada, upon effectuation of the transaction set forth in the Merger Agreement is 60,000,000 shares as hereinafter set forth. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

COMMON STOCK. The total number of shares of Common Stock this Corporation shall have the authority to issue is 50,000,000. The
Common Stock shall have a stated par value of $0.001 per share. Each share of Common Stock shall have, for all purposes one (1) vote per share. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

PREFERRED STOCK. The total number of shares of Preferred Stock this Corporation is authorized to issue is 10,000,000 shares with a stated par value of $0.001 per share. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Preferred Stock in one or more series not exceeding in the aggregate the number of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time. The Board of Directors of the Corporation is vested with authority to determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any of each such series by the adoption and filing in accordance with the Nevada Revised States, before the issuance of any shares of such series, of an amendment or amendments to these Articles of Incorporation determining the terms of such series, which amendment need not be approved by the shareholder or the holders of any class or series of shares except as provided by law. All shares of Preferred Stock of the same series shall be identical with each other in all respects.

SERIES A PREFERRED STOCK. A total of 7,000,000 shares of preferred stock shall be designated as Series A Preferred Stock. Holders of Series A Preferred Stock have no voting rights, no rights to convert to common stock, and are entitled to a liquidation preference of $1.00 per share. Holders may receive dividends at any time, by board resolution, and must receive dividends of at least $0.10 per share prior to common shareholders receiving any dividends. Except as noted in the Articles of Incorporation, holders are not entitled to receive dividends. The
Series A Preferred Stock may be called by the Company, by action of the board of directors, at any time after two years from the date of issue.
A holder whose shares are called shall be entitled to receive $0.01 for each share called.

              VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY
                        CORPORATE TRANSACTIONS

NEVADA. Approval of consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote thereon.

OKLAHOMA. Because the Oklahoma Charter Documents are silent on the matter of the vote of shareholders required to approve a plan of merger or a plan of share exchange, or to approve a transaction involving a sale, lease, exchange, or other disposition of all, or substantially all, of its property, with or without its good will, otherwise than in the usual and regular course of business, such plan requires the approval of a majority of all the votes entitled to be cast thereon.

If the Reincorporation is consummated there will be no change in the shareholder vote needed to pass such transactions which will remain a majority of all of the votes entitled to be cast on the transaction by each voting group entitled to vote thereon.

                SHAREHOLDERS CONSENT WITHOUT A MEETING

NEVADA. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of share-holders be called or notice given.

OKLAHOMA. Any action required or permitted by the Oklahoma General Corporation Act (OGCA) to be taken at a shareholders' meeting may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in Oklahoma, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of holders are delivered to the corporation in the manner set forth above.

If the Reincorporation is consummated, the number of shareholders required to consent to an action without a shareholders meeting will remain the same which requires a majority of the voting power shareholders consenting to the action in writing. However, such action may be taken without a meeting before or after a majority of the voting shareholders have consented to such action in writing.

                        ANTI-TAKEOVER STATUTES

NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested shareholder", however the Nevada Articles expressly elect not to be governed by these provisions as contained in NRS 78.411 to 78.444 inclusive. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the Company has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the Company or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the Company issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the Company. In particular, to the extent permitted under the laws of the state of Nevada, the Company elects not to be governed by any such provision of the Nevada Revised Statutes.

OKLAHOMA. Although O.S. 18-1090.3.B.1. allows for corporations to elect not to be governed by Oklahoma law prohibiting "business combinations" between the corporation and "interested shareholders" the Corporation did not make such election in its Articles of Incorporation, therefore the Corporation is prohibited from such business combinations with interested shareholders.

If the Reincorporation is consummated, the Board of Directors will not be prohibited from entering into business combinations, such as mergers and/or acquisitions, with interested shareholders of the Corporation if the Board of Directors deems it beneficial to the Corporation's business and its shareholders. The Board of Directors has a fiduciary duty to its shareholders to ensure any such business combination would be fair and not result in any unwanted takeover of corporate control.

                          QUORUM OF DIRECTORS

NEVADA. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous action of all the directors shall be required.

OKLAHOMA. A quorum at all meetings of the Board of Directors consists of a majority of the number of directors then holding office. The act of a majority of the Directors present at a meeting which a quorum is present shall be the act of the Board of Directors.

                   SPECIAL MEETINGS OF SHAREHOLDERS

NEVADA. Special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than ten (10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation.

The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several shareholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

OKLAHOMA. A corporation shall hold a special meeting of shareholders:
(a) On call of its board of directors or the person or persons authorized by the bylaws or resolution of the board of directors to call such a meeting. The bylaws provide that a meeting may be called by the Chief Executive Officer of the corporation or by a majority of the Board of Directors, and shall be called after the corporation's receipt of the request in writing from shareholders owning of record one-fourth of the amount of each class or series of the stock of the corporation issued and outstanding and entitled to vote. Special shareholders' meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws at a place stated in or fixed by the Chief Executive Officer. Only business within the purpose or purposes described in the notice of the meeting may be conducted at a special shareholders' meeting.

              ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS.

The Oklahoma Law and the Nevada Law both provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing. In addition, the Oklahoma law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. Therefore, there will not be any significant difference in shareholder rights with respect to actions by written consent.

                         AMENDMENTS TO CHARTER

NEVADA. The articles of incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both. (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation, (c) by increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its articles of incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

OKLAHOMA. The articles of incorporation may be amended at any time, or from time to time, by the affirmative vote of two-thirds of the members present at any annual meeting of the stockholders, if notice of the proposed amendment shall have been given in the call for such meeting. Such amendments shall be put into effect by the directors, who shall sign and acknowledge and file new or revised articles containing such amendments and superseding the original articles.

                   NOTICE, ADJOURNMENT AND PLACE OF
                        SHAREHOLDERS' MEETINGS

NEVADA. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation. Nevada Bylaws provide that the notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.

OKLAHOMA. Written notice stating the place, day, and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the shareholder at this address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given, in the absence of fraud, shall be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

                               DIRECTORS

NEVADA. The Nevada Certificate provides that the initial number of members of the Nevada board shall be five (5), and thereafter shall not be less than one (1) nor more than seven (7), and may, at any time or times, be increased or decreased by a duly adopted amendment to the Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

OKLAHOMA. The Oklahoma Bylaws provide that the Board of Directors shall consist of such number of directors as may be determined from time to time by resolution of the Board of Directors. No director need be an officer or shareholder of the Corporation, but each director shall be a natural person 21 years of age or older.

                   ELECTION AND REMOVAL OF DIRECTORS

NEVADA. The Nevada Bylaws provide each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. At a meeting expressly called for the removal of one or more directors, such directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors. Vacancies on the board may be filled by the remaining directors.

OKLAHOMA. The Oklahoma Bylaws provide each director shall serve until the next annual meeting of the shareholders or until the director's successor shall have been duly elected and qualified, except in the event of the director's death, resignation or removal. Any director may be removed, with or without cause, at any meeting of shareholders by the affirmative vote of a majority in number of shares of the shareholders present in person or by proxy at such meeting and entitled to vote for the election of such director; provided notice of the intention to act upon such matter shall have been given in the notice calling such meeting. Vacancies on the board may be filled by the remaining directors.

                    INSPECTION OF BOOKS AND RECORDS

NEVADA. Pursuant to the Bylaws of Hydro Nevada, the Board of Directors shall have power to close the share books of the corporation for a period of not to exceed sixty (60) days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose. In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

OKLAHOMA. Pursuant to the Oklahoma Bylaws, the Secretary shall make available at the executive office of the corporation, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting for the purposes thereof. Oklahoma law provides that any shareholder, in person or by attorney or other agent, upon written demand under oath stating the purpose thereof, shall have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom.

                 LIMITATION ON LIABILITY OF DIRECTORS;
               INDEMNIFICATION OF OFFICERS AND DIRECTORS

NEVADA. Pursuant to the Nevada Charter Documents, the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

Hydro Nevada Bylaws specifically provide that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

OKLAHOMA. The Oklahoma Bylaws provide that to the full extent not prohibited by the law as in effect from time to time, the corporation shall indemnify any person (and the heirs, executors and representatives of such person) who is or was a director, officer, employee or agent of the corporation, or who, at the request of the corporation, is or was a director, officer, employee, agent, partner, or trustee, as the case may be, of any other corporation, partnership, proprietorship, trust, association or other entity in which the corporation owns an interest, against any and all liabilities and reasonable expenses incurred by such person in connection with or resulting from any claim, action, suit or proceeding, whether brought by or in the right of the corporation or otherwise and whether civil, criminal, administrative or investigative in nature, and in connection with an
                               15
appeal relating thereto, in which such person is a party or is threatened to be made a party by reason of serving or having served in any such capacity.

     DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

Shareholders have dissenters' rights in Oklahoma as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares pursuant to Section 1091 of Title 18 of the Oklahoma Statutes("O.S."). A copy of Section 1091 is attached hereto as Exhibit D to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

Under the Oklahoma Law, such dissenters' rights will be available only to those shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to or at the Annual Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation at the Annual Meeting.

Within ten days after the effective date of the Reincorporation, Hydro Nevada will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Hydro Nevada will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by Hydro Nevada, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

Upon receipt of each demand for payment, Hydro Nevada will pay each dissenting shareholder the amount that Hydro Nevada estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Hydro Nevada may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events. Any dissenter who does not wish to accept the payment or offer made by Hydro Nevada must notify Hydro Nevada in writing of his or her own estimate of the fair value of the shares within 30 days after the date Hydro Nevada makes or offers payment. If the dissenting shareholder and Hydro Nevada are unable to agree on the fair value of the shares, then Hydro Nevada will commence a proceeding with the Oklahoma courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Hydro Nevada does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Hydro Nevada for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Hydro Nevada unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Hydro Nevada.

Both Hydro Nevada and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Hydro Nevada in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Hydro Nevada.

                             VOTE REQUIRED

Under Oklahoma law, the affirmative vote of a majority of all the votes entitled to be cast is needed to approve the proposed Reincorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes. Although the Board has recommended that the foregoing proposal be adopted, shareholders should be aware that the continuing Directors may have a personal interest in the Reincorporation because it broadens the scope of indemnification available to Directors. The broader scope of indemnification available under Nevada law could result in increased costs and expenses to the Company to the potential indirect detriment of the shareholders.

            AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if (i) shareholders holding more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated or the shareholders fail to approve the Reincorporation, the Company would remain as an Oklahoma corporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE TRANSACTIONS CONTEM- PLATED BY THE PROPOSED REINCORPORATION MERGER ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 2.


                              PROPOSAL 3
                     RATIFICATION OF SELECTION OF
                    INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Cordovano and Harvey, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001. Cordovano and Harvey, P.C. has audited the Company's financial statements since fiscal 2000. A representative of Cordovano and Harvey, P.C. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Cordovano and Harvey, P.C. as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of Cordovano and Harvey, P.C. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Cordovano and Harvey, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Audit Fees
----------

     During the fiscal year ended December 31, 2000, the aggregate fees billed by Cordovano and Harvey, P.C. for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements were $3,912.50.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     During the fiscal year ended December 31, 2000, the Company was not billed by Cordovano and Harvey, P.C. for any fees relating to information technology consulting fees.

All Other Fees
--------------

     During the fiscal year ended December 31, 2000, there were no fees billed by Cordovano and Harvey, P.C. for professional services other than audit fees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
      THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS


                         STOCKHOLDER PROPOSALS

The next annual meeting of the Company is scheduled for May 15, 2002. The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 15, 2001. If the date of the annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the above meeting date, the Company shall, in a timely manner, inform all shareholders of the changed meeting date and of the date by which such proposals must be received.

                             OTHER MATTERS

The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

                             ANNUAL REPORT

Included with this proxy statement is a copy of the Company's annual report for the year ended December 31, 2000. This annual report is taken from the Company's Form 10-KSB, filed with the United States Securities and Exchange Commission on April 17, 2001, with certain exhibits excluded. The entire filings, with all exhibits attached, are available online at the SEC's website, www.sec.gov, or at FreeEdgar, www.FreeEdgar.com. (Note that some of those exhibits are not attached to the Form 10-KSB but are included in other Forms filed with the SEC; those Forms are referenced from the Form 10-KSB, and are also available online at the addresses mentioned above.) The exhibits listed in the table below are not included with this proxy statement. Any shareholder who wishes to receive a copy of any of these exhibits may view them online at the addresses mentioned above, or may receive a copy from the Company by written request sent to the Company at the address shown on the cover page of this proxy statement, together with a check in the amount of $20 for each exhibit requested, which covers the cost of copying, handling, and mailing the exhibits. CERTAIN OTHER INFORMATION IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST. PLEASE CONTACT HYDRO ENVIRONMENTAL RESOURCES, INC., TELEPHONE (702) 597-9070, IF YOU WOULD LIKE TO REQUEST A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE PERIOD ENDED MARCH 31, 2001, OR ADDITIONAL REPORTS.

  Exhibit No.    Description
  -----------    -----------

     3.1 Articles of Incorporation (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form 10-SB filed with the Commission on March 22, 2000).

     3.2 By-laws (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form 10-SB filed with the Commission on March 22, 2000).

     4.1 Form of Common Stock Certificate (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 10-SB filed with the Commission on March 22,
                 2000).

     10.1 Assignment of Patent and Intellectual Property Rights related to the ElectroChem Hydrogen Fuel Reactor
                 (incorporated by reference to Exhibit 6.1 the Registration Statement on Form 10-SB filed with the Commission on March 22, 2000).

     10.2 Agreement between the Company and Orini Lumber Processors Limited of Orini Rd Orini New Zealand dated February 2001 (incorporated by reference to Exhibit
                 10.2 to the Company's Annual Statement on Form 10-KSB for the year ended December 31, 2000, filed with the Commission on April 17, 2001).

                           BY ORDER OF THE BOARD OF DIRECTORS

                           By: /s/ Jack H. Wynn
                              Jack H. Wynn, President

                           APPENDIX A
                     FORM OF PLAN OF MERGER

This Plan of Merger was authorized by the Board of Directors of Hydro Environmental Resources, Inc., an Oklahoma Corporation, at a special meeting held at ______ p.m. on ___________, 2001, and by the Board of Directors of Hydro Environmental Resources, Inc., a Nevada Corporation at a special meeting held at _______ p.m. on the same day. The Plan of Merger is adopted in order to re-domicile the Company from Oklahoma to Nevada.

1.   The constituent entities are:

     a) Hydro Environmental Resources, Inc., a Oklahoma corporation, ("Hydro-OK") with business address of 5725 S. Valley View Blvd., Suite 3, Las Vegas, NV 89118. This shall be the merging company of the merger; and

     b) Hydro Environmental Resources, Inc., a Nevada corporation, ("Hydro-NV") with business address of 5725 S. Valley View Blvd., Suite 3, Las Vegas, NV 89118. This shall be the surviving company of the merger.

2. There are a total of 34,055,078 shares of common stock outstanding in Hydro-OK, each of which is entitled to one vote. There are no shares of preferred stock outstanding in Hydro-OK. No common stock or preferred stock of Hydro-NV has been issued.

3. There is a total of 50,000,000 shares of Hydro-OK common stock authorized, $0.001 par value per share and 5,000,000 shares of preferred stock authorized, $0.001 par value per share. Immediately prior to the merger, there shall be a total of 50,000,000 shares of Hydro-NV common stock authorized, $0.001 par value per share and 10,000,000 shares of preferred stock authorized, $0.001 par value per share, 7,000,000 of which shall be designated as Series A Preferred Stock.

4.   Upon completion of the merger, each five (5) shares of Hydro-
     OK common stock will be exchanged for one share of Hydro-NV common stock and one share of Hydro-NV Series A Preferred Stock. There will, upon completion of the merger, be 6,811,016 shares of Hydro-NV voting common stock outstanding, each with the same rights and privileges as the shares of Hydro-OK had prior to the merger, and 6,811,016 shares of Hydro-Nevada Preferred Stock. Holders of preferred stock are entitled to a liquidation preference of $1.00, have no voting rights, and will have a dividend preference above that of common stock, and will not be entitled to accumulate divi-dends in arrears or to participate in dividends with common share-holders.

5. Upon completion of the merger, Hydro-OK shall promptly pay to dissenting Hydro-OK shareholders, if any, the amounts to which they are entitled under provisions of Oklahoma Business
     Corporation Law, and will make an irrevocable appointment of the Oklahoma Secretary of State as Hydro-NV's agent for acceptance of service in the State of Oklahoma.

6. After the completion of the merger, the corporate existence of Hydro-OK shall cease.

7. Upon approval of the merger by the shareholders of Hydro-OK, the Articles of Merger shall be prepared and filed in the appropriate offices in Oklahoma and Nevada.

8. This Plan of Merger may be executed in two or more counterparts, and by fax. Each counterpart shall be deemed an original, and all counterparts collectively shall constitute one and the same document.

9. This Plan of Merger shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that would otherwise govern under the Nevada conflicts of law statutes.

10. This Plan of Merger constitutes the entire agreement between the parties.

This Plan of Merger is approved and adopted by the Boards of Directors of the two companies, as testified by the signatures of the directors below.

  Hydro Environmental Resources,     Hydro Environmental Resources,
         Inc. - Oklahoma                      Inc. - Nevada


By____________________________     By______________________________
  Jack Wynn, Director                Jack Wynn, Director


By____________________________     By______________________________
  Julio P. Focaracci, Director       Julio P. Focaracci, Director


By____________________________     By______________________________
  John L. Wheeler, Director          John L. Wheeler, Director


By____________________________     By______________________________
  Lane J. Austin, Director           Lane J. Austin, Director


By____________________________     By______________________________
  Drew Sakson, Director                 Drew Sakson, Director

                            APPENDIX B

                  FORM OF ARTICLES OF MERGER OF
         HYDRO ENVIRONMENTAL RESOURCES, INC. (OKLAHOMA)
                               AND
          HYDRO ENVIRONMENTAL RESOURCES, INC. (NEVADA)

We, Jack H. Wynn and Julio P. Focaracci, President and Secretary, respectively, of Hydro Environmental Resources, Inc. (Oklahoma) and Hydro Environmental Resources, Inc. (Nevada), hereby certify:

     1. A Plan of Merger was adopted by the Boards of Directors of both of the constituent corporations in meetings held on ______________, 2001. A copy of this executed Plan of Merger, is on file at the firm's resident office in Nevada.

     2.   The constituent entities are Hydro Environmental Resources,
          Inc. (Oklahoma), an Oklahoma Corporation and Hydro Environmental Resources, Inc. (Nevada), a Nevada Corporation. Hydro Environmental Resources, Inc. (Nevada) shall be the surviving company, with Hydro Environmental Resources, Inc. (Oklahoma) being the acquired company.

     3. Each five (5) shares of Hydro Environmental Resources, Inc. (Oklahoma) common stock will be exchanged for one share of common stock and one share of Series A Preferred Stock of Hydro Environmental Resources, Inc. (Nevada). There will, upon completion of the merger, be 6,811,016 shares of Hydro Environmental Resources, Inc. (Nevada) voting common stock outstanding and 6,811,016 shares of Hydro Environmental Resources, Inc. (Nevada) Series A Preferred Stock out-standing.

     4.   Prior to the merger, no shares of common stock of Hydro
          Environmental Resources, Inc. (Nevada) had been issued.

     5. The Plan of Merger was submitted to the shareholders of Hydro Environmental Resources, Inc. (Oklahoma) by its Board of Directors. There were a total of ________ shares of common stock eligible to be voted, all of which were present when the vote was taken. The Plan of Merger was approved by ____% of the vote of the shareholders on _____________, 2001.

     6. Hydro Environmental Resources, Inc. (Nevada), the acquiring company, shall be the surviving entity.

     7.   No amendment to the Articles of Incorporation of Hydro
          Environmental Resources, Inc. are required as a result of this merger.

        For Hydro Environmental Resources, Inc. (Nevada)


-----------------------           -----------------------------
Jack H. Wynn, President           Julio P. Focaracci, Secretary

State of Nevada     )
                    )   ss.
County of Clark     )

On           , 2001, personally appeared before me, a Notary public,
Jack H. Wynn and Julio P. Focaracci, who acknowledged that they are the President and Secretary, respectively, of Hydro Environmental Resources, Inc., a Nevada corporation, and that they executed the above instrument in those capacities.


A Notary Public in and for said County and State.



          For Hydro Environmental Resources, Inc. (Oklahoma)


-----------------------           -----------------------------
Jack H. Wynn, President           Julio P. Focaracci, Secretary

State of Nevada     )
                    )   ss.
County of Clark     )

On           , 2001, personally appeared before me, a Notary public,
Jack H. Wynn and Julio P. Focaracci, who acknowledged that they are the President and Secretary, respectively, of Hydro Environmental Resources, Inc., an Oklahoma corporation, and that they executed the above instrument in those capacities.


A Notary Public in and for said County and State.

                           APPENDIX C
              FORM OF CHARTER OF NEVADA SUBSIDIARY

                    Articles of Incorporation
                               of
               Hydro Environmental Resources, Inc.



KNOW ALL MEN BY THESE PRESENTS:


  That we, the undersigned, for the purpose of association to establish a corporation for the transaction of business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, do make, record and file these Articles of Incorporation in writing.

AND WE DO HEREBY CERTIFY:


         ARTICLE ONE:   The name of this Corporation is:

               Hydro Environmental Resources, Inc.



Article Two:   The principal office in the State of Nevada is  to

  be located at:


               5725 S. Valley View Blvd., Suite 3
                       Las Vegas, NV 89118


  The Resident agent for this Corporation shall be:


                    Chapman & Flanagan, Ltd.,
                 777 N. Rainbow Blvd., Suite 390
                       Las Vegas, NV 89107


  This Corporation may also maintain an office or offices at such other places within or outside the State of Nevada, as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Nevada, the same as in the State of Nevada.

Article Three:      This Corporation may engage in any lawful

  activity.



Article Four:  This Corporation is authorized to issue two

  classes of capital stock, referred to as Common Stock and

  Preferred Stock, each with par value of $0.001 per share. This

  Corporation shall be authorized to issue a maximum of 50,000,000

  (fifty million) shares of Common Stock, and a maximum of

  10,000,000 (ten million) shares of Preferred Stock.



  Each share of Common Stock Such stock may be issued by this

  Corporation from time to time by the Board of Directors

  thereof. The shares of stock shall be designated "Common

  Stock" and the holders thereof shall be entitled to one (1)

  vote for each share held by them.



  A total of 7,000,000 shares of preferred stock shall be desig-

  nated as Series A Preferred Stock.  Holders of Series A Preferred

  Stock have no voting rights, no rights to convert to common stock,

  and are entitled to a liquidation preference of $1.00 per share.

  Holders may receive dividends at any time, by board resolution,

  and must receive dividends of at least $0.10 per share prior to common shareholders receiving any dividends.  Except as noted

  herein, holders are not entitled to receive dividends.  The

  Series A Preferred Stock may be called by the Company, by action of the board of directors, at any time after two years from the date of issue. A holder whose shares are called shall be entitled to receive $0.01 for each share called.



  The Board of Directors is hereby authorized to provide for the issuance of the remaining Preferred Stock in one or more series,

  and may determine and state the designations, preferences,

  limitations, terms, and rights associated with each series of

  Preferred Stock, without additional shareholder approval.



Article Five:  No Director or Officer of this Corporation shall be liable to this Corporation or its stockholders for any breach of fiduciary duty as Officer or Director of this Corporation.

  This provision shall not affect liability for acts or omissions which involve intentional misconduct, fraud, a knowing violation or law, or the payment of dividends in violation of NRS 78.300.



  All expenses incurred by Officers or Directors in defending a civil or criminal action, suit, or proceeding, must be paid by this Corporation as they are incurred in advance of a final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of a Director or Officer to repay the amount if it is ultimately determined by a court of competent jurisdiction, that he or she did not act in good faith, and in the manner he or she reasonably believed to be or not opposed to the best interests of this Corporation.

  The members of the governing Board shall be styled Directors,

  and the number of Directors shall not be less than one (1)

  pursuant to the terms of NRS 78.115. The names and addresses of the first Board of Directors, which shall consist of five

  (5) members are:


          Jack H. Wynn          5725 S. Valley View Blvd., Suite 3,
                                Las Vegas, NV 89118

          Julio P. Focaracci    5725 S. Valley View Blvd., Suite 3
                                Las Vegas, NV 89118

          John L. Wheeler       5725 S. Valley View Blvd., Suite 3
                                Las Vegas, NV 89118

          Drew Sakson           5725 S. Valley View Blvd., Suite 3
                                Las Vegas, NV 89118

          Lane J. Austin        5725 S. Valley View Blvd., Suite 3
                                Las Vegas, NV 89118


  The number of Directors of this Corporation may from time to time be increased or decreased as set forth hereinabove by an amendment to the By-Laws in that regard, and without the

  necessity of amending these Articles of Incorporation.



  The name and address of the incorporator is:


          Daniel G. Chapman     777 N. Rainbow Blvd., Suite 390
                                Las Vegas, NV  89107


Article Six:   The capital stock of this Corporation, after the

  amount of the subscription price has been paid in cash or in kind, shall be and remain non-assessable and shall not be subject to assessment to pay debts of this Corporation.

Article Seven:      This Corporation shall have perpetual

  existence.



Article Eight:      No holder of any shares of this Corporation

  shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of this Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares.



Article Nine:  This Corporation shall not be governed by the provisions of NRS 78.411 to 78.444, inclusive.


Executed this ______ day of ____________, 2001.





                              -------------------------------
                              Daniel G. Chapman, Incorporator

                  CERTIFICATE OF ACCEPTANCE OF
                  APPOINTMENT AS RESIDENT AGENT




   In the matter of Hydro Environmental Resources, Inc., I

hereby certify that on the ____ day of ____________, 2001, I accepted the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.



   IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____________, 2001.








                              -----------------------------------
                              Chapman & Flanagan, Ltd.
                              by Daniel G. Chapman, its Secretary

                           APPENDIX D
                        APPRAISAL RIGHTS

Oklahoma Revised Statutes

18-1091.

A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to the shares, who continuously holds the shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of
Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of the shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word "shareholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and "depository receipt" means an instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository. The provisions of this subsection shall be effective only with respect to mergers or consolidations consummated pursuant to an agreement of merger or consolidation entered into after November 1, 1988.

B.1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of Section 1081, other than a merger effected pursuant to subsection G of
Section 1081, and Sections 1082, 1086, 1087, 1090.1 or 1090.2 of
this title.

2. a.     No appraisal rights under this section shall be
available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation, were either:

(1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.;
or

(2)  held of record by more than two thousand holders.

No appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided in subsection G of Section 1081 of this title.

b. In addition, no appraisal rights shall be available for any shares of stock, or depository receipts in respect thereof, of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of Section 1081 of this title.

3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Sections 1081, 1082, 1086, 1087, 1090.1 or
1090.2 of this title to accept for the stock anything except:

a. shares of stock of the corporation surviving or resulting from the merger or consolidation or depository receipts thereof, or

b. shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than two thousand holders, or

c. cash in lieu of fractional shares or fractional depository receipts described in subparagraphs a and b of this paragraph, or

d. any combination of the shares of stock, depository receipts, and cash in lieu of the fractional shares or depository receipts described in subparagraphs a, b, and c of this paragraph.

4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.

C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

D.   Appraisal rights shall be perfected as follows:

1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders entitled to appraisal rights that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in the notice a copy of this section. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within five (5) days after the effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

2. If the merger or consolidation is approved pursuant to the provisions of Section 1073 or 1083 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within five (5) days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all of the shares of the class or series of stock of the constituent corporation, and shall include in such notice a copy of this section; provided, if the notice is given on or after the effective date of the merger or consolidation, the notice shall be given by the surviving or resulting corporation to all the holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. The notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify the shareholders of the effective date of the merger or consolidation. Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of the holder's shares. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the the holder's shares. If the notice does not notify shareholders of the effective date of the merger or consolidation either:

a. each constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of the constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation, or

b. the surviving or resulting corporation shall send a second notice to all holders on or within five (5) days after the effective date of the merger or consolidation; provided, however, that if the second notice is sent more than twenty (20) days following the mailing of the first notice, the second notice need only be sent to each shareholder who is entitled to appraisal rights and who has demanded appraisal of the holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the shareholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than five (5) days prior to the date the notice is given; provided, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders; provided, however, at any time within sixty (60) days after the effective date of the merger or consolidation, any shareholder shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty (120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsections A and D of this section, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. The written statement shall be mailed to the shareholder within five (5) days after the shareholder's written request for a statement is received by the surviving or resulting corporation or within five (5) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later.

F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after service, shall file, in the office of the court clerk of the district court in which the petition was filed, a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements regarding the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or other publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

G. At the hearing on the petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with this direction, the court may dismiss the proceedings as to that shareholder.

H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears on the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be made to each shareholder, in the case of holders of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing the stock. The court's decree may be enforced as other decrees in the district court may be enforced, whether the surviving or resulting corporation be a corporation of this state or of any other state.

J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

K. From and after the effective date of the merger or consolidation, no shareholder who has demanded appraisal rights as provided for in subsection D of this section shall be entitled to vote the stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if the shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder's demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of the shareholder to an appraisal shall cease; provided further, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and approval may be conditioned upon terms as the court deems just.

L. The shares of the surviving or resulting corporation into which the shares of any objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

  PROXY CARD FOR HYDRO ENVIRONMENTAL RESOURCES, INC. (the "Corporation")

This proxy is solicited on behalf of the Board of Directors of the Corporation for the Annual Meeting of Shareholders to be held on June 29, 2001. The Board of Directors recommends a vote "FOR" the following:

                                                                       Withhold authority to vote
                                                                       for any individual nominee
                             FOR election of       WITHHOLD vote          (write number(s) of
                              all nominees       from all nominees         nominee(s) below):

1. Election of Directors:
   Nominees:                      [ ]                  [ ]                     _________
   01 - Jack H. Wynn
   02 - Julio P. Focaracci                                                     _________
   03 - John L. Wheeler
   04 - Drew Sakson                                                            _________
   05 - Lane J. Austin

2. Approval of the Reincorporation in Nevada.

        [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

3. Approval of the selection of Cordovano and Harvey, P.C. as independent accountants.

        [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

Votes MUST be indicated using black or blue ink. The undersigned hereby appoints Jack H. Wynn, proxy, with full power of substitution, to vote all shares of Common Stock of the undersigned in the Corporation at the Annual Meeting of Shareholders to be held on June 29, 2001, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO ANY MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXY WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATION AND MAY EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each shareholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated:____________    By:_____________________________________

                      Print Name:_____________________________

  Check this box if you have either a change of address or comments, and please note the same on this proxy card.

Mail this Proxy Card to:  Hydro Environmental Resources, Inc.
                          Proxy Committee
                          Nevada Agency & Trust
                          50 W. Liberty, Suite 880
                          Reno, NV 89501